UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 30, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On September 30, 2022, the Board of Directors of TRxADE HEALTH, INC. (“TRxADE”, the “Company”, “we” and “us”), with the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, appointed Mr. Jeff Newell as a member of the Board of Directors, with such appointment to take effect immediately. Such appointment filled the vacancy left by the August 26, 2022 resignation of Christine L. Jennings from the Board of Directors, as previously disclosed.

The Board determined that Mr. Newell meets the definition of an “independent” director under SEC rules and the rules and regulations promulgated by NASDAQ. Mr. Newell was also appointed to serve as a member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, effective upon his appointment. As a result of such appointments, the Company now has a Board of Directors consisting of a majority of “independent” directors under the rules and regulations promulgated by NASDAQ and an Audit Committee consisting of three members.

There are no family relationships between any director or executive officer of the Company, including Mr. Newell.

Mr. Newell is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K; provided that Mr. Newell was previously party to a consulting agreement with the Company, from August 2022 to September 2022, pursuant to which he served on the Company’s Advisory Board for $3,000 per month, which agreement was terminated in connection with his appointment as a member of the Board of Directors. There is no agreement, arrangement or understanding pursuant to which Mr. Newell was selected as a director.

Mr. Newell will be entitled to receive compensation for his services as a director consistent with the compensation paid to other non-executive directors as described in the Proxy Statement for the Company’s 2022 annual meeting of stockholders and is entitled to participate in the Company’s equity incentive plans in effect and as amended from time to time, as described in the Proxy Statement.

Mr. Newell’s biographical information is provided below:

Mr. Jeff Newell, age 64, has over forty years of experience in the healthcare industry. Since May 2003, Mr. Newell has served as the Chief Executive Officer of The Newell Group LLC, a healthcare consulting firm. Prior to that, from 2017 to 2021, he served as the Chief Executive Officer of Pharmacy Quality Solutions, a healthcare quality measuring and reporting company. He also previously served as the Vice President of Pharmacy Administration for Kmart Pharmacy/Sears Holding Corporation (2015-2017), a retail pharmacy and as Senior Vice President and Chief Compliance Officer for Millennium Long Term Care Pharmacy Systems (2012-2014), a long-term care pharmacy. Prior to that, he served in various other healthcare management roles, including serving as Chief Operating Officer of Quality Partners Rhode Island, a non-profit healthcare consulting group (2003-2011), in various roles, including as a Pharmacist, Corporate Analyst, Pharmacy Supervisor, Manager, and Director of Pharmacy Programs with CVS (1982-2003), and as a Co-Owner of, and Pharmacist with, Newell’s Pharmacy in New York (1980-1984). Throughout his career, Mr. Newell has served on many National, State and Local Boards, within the Healthcare Industry. Mr. Newell is retired and stays active within the industry through his consulting company (The Newell Group LLC). He consults with a select number of companies and individuals and leverages his expertise and vast network to drive improved performance. Mr. Newell is a member of the American Pharmacist Association and Rhode Island Pharmacist Association. He received his Bachelor of Science degree in Pharmacy from Albany College of Pharmacy & Health Sciences.

The Board of Directors believes that Mr. Newell is well qualified to serve on the Board of Directors because of his over forty years of experience in the healthcare industry; his proven track record of growing profitable organizations through strategic initiatives and the development of high-performance teams; and his prior service on many National, State and Local Boards, within the Healthcare Industry.

Item 7.01 Regulation FD Disclosure.

On October 3, 2022, the Company issued a press release disclosing the appointment of Mr. Newell to the Board of Directors of the Company, as discussed in Item 5.02, above. A copy of the press release is furnished herewith as Exhibit 99.1, and incorporated into this Item 7.01 by reference.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K, including the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, contains forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements, including, but not limited to those referenced in the press release. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and in the “NASDAQ:MEDS” — “SEC Filings” section of the Company’s website at https://investors.trxadegroup.com/nasdaq-meds/sec-filings, and specifically including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and subsequent periodic reports. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of TRxADE HEALTH, Inc., dated October 3, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website(s) is not part of or incorporated into this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: October 3, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer